EXHIBIT 99.3
                                  ------------

STATE  OF  SOUTH  CAROLINA     )
                               )     SEVERANCE  AGREEMENT
COUNTY  OF  LEXINGTON          )


     This  Severance  Agreement  is made and entered into this 24th day of July,
                                                               ----
1998, between L. Gregory Wilson (hereinafter Wilson), and American Bingo & Gaming Corp. (hereinafter "ABG");

     WHEREAS, Wilson desires to tender his resignations as Director of ABG and as an employee of ABG effective immediately;

     WHEREAS,  ABG  wishes  to  accept  the  resignations  of  Wilson;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

1. Wilson hereby resigns from his positions as an officer, employee and member of the Board of Directors of ABG and as an officer or director of all ABG subsidiaries and associated companies and from any and all other positions he may hold with ABG or any of its subsidiaries;

2.     Wilson  and  ABG  hereby  mutually  agree  to  terminate  the  Employment
Agreement by and between Wilson and ABG dated September 10, 1996, and Wilson further represents and warrants that he has no other employment or severance agreement with ABG which is in any way in effect as of the date hereof;

3. Wilson agrees to refrain from influencing, attempting to influence, directing or attempting to direct the governance of ABG in any manner whatsoever either directly or indirectly through others acting on his behalf;

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4.     Wilson  disclaims  ownership or beneficial ownership of any shares of ABG other than shares held in his name. With the exception as noted below, Wilson agrees to refrain from selling, pledging, hypothecating, exercising and voting any and all ABG shares, warrants and/or options that Wilson owns directly or beneficially for 1 year following the date of this agreement. Wilson hereby represents that he owns 524,228 shares of ABG. With the exception as noted below, Sally Wilson agrees to refrain from selling, pledging, hypothecating, exercising and voting any and all ABG shares, warrants and/or options that Sally Wilson owns directly or beneficially for one (1) year following the date of this agreement. Sally Wilson hereby represents that she owns 560,417 shares of ABG. Wilson and Sally Wilson agree to provide a general proxy to Andre Hilliou for a period of eleven (11) months authorizing Hilliou to vote the ABG shares of Wilson and Sally Wilson at any and all shareholder meetings of ABG. Notwithstanding the foregoing, Wilson and Sally Wilson shall each have the right to sell the shares which each of them own either directly or beneficially through the NASDAQ Small Cap Market System at a selling price of $6 per share or higher, provided that neither Wilson nor Sally Wilson shall sell more than 25% of the total shares owned by the two of them combined during any 90 day period, subject to all applicable federal and state rules, regulations and statutes, including but not limited to SEC Rule 144.

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Exception:  Wilson  and/or  Sally  Wilson  in  the aggregate may sell ABG common stock each owns up to 2,000 shares per day, so long as such combined total of sales do not exceed 20,000 shares per month.

There are and will be no other lockups or restraints on the ABG shares, warrants and/or options of Linda Bussey, Barbara Wilson, the Wilson Family Trust or the Linda Bussey Irrevocable Trust except as provided by law. ABG will waive any company lockup agreement which may exist as to the shares, consistent with applicable law, and will assist in assuring that the shares can be traded.

5. Wilson agrees to execute the attached Termination of Voting Agreement that will terminate the Voting Agreement dated December 18, 1997, by and between Michael W. Mims, L. Gregory Wilson, George M. Harrison, Jr., Thomas M. Harrison and William W. Harrison;

6. Wilson agrees that he will not acquire any additional shares of ABG except through the exercise of vested options held by him, either directly or beneficially through others from this date forward.

7. Wilson agrees to return any and all property of ABG that is in his possession and/or control, including all company vehicles, telephones, credit cards and other items, with the exception of the 1998 Chevrolet Suburban automobile which he has driven for the past eight months, ownership of which will be transferred to him upon his payment of $25,000 to ABG;

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8.     ABG agrees to continue Wilson on the existing health insurance plan for a period of eighteen months from the date of execution of this agreement provided that Wilson pays the premium for such health coverage;

9. ABG agrees that any claims, demands, or causes of action that it now has or discovers in the future for conduct occurring before the date of this agreement against either Wilson, Barbara Wilson or any other member of Wilson's family will be pursued in civil litigation in a court of competent jurisdiction;

10. Wilson on behalf of himself, his heirs, successors and assigns, hereby releases and discharges ABG and any and all other persons, firms, corporations, associations and law firms from any and every right and all manner of action or actions, cause or causes of action, claims or demands of any kind he now has, or at any time claimed or claims, arising out of Wilson's association with ABG whether as a director, officer, employee or otherwise, except that in the event of civil suit being brought by ABG against Wilson, Barbara Wilson or any other member of Wilson's family, Wilson, on behalf of himself, his heirs, successors and assigns, may assert any counterclaims, cross-actions or other actions which may be available in response to such suit or suits in the absence of this agreement.

11. This Severance Agreement is governed by the laws of the State of South Carolina;

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12.     The  parties  further agree that any dispute relating to this agreement, including whether the parties have abided by their obligations as agreed to herein, shall be litigated exclusively in the Court of Common Pleas, Eleventh Judicial Circuit, State of South Carolina and the parties hereby agree to submit to that court's jurisdiction.


/s/Charles R. Burton                /s/L. Gregory Wilson
----------------------------------  -------------------------------
Witness                             L. Gregory Wilson


/s/Charles R. Burton                /s/Sally Wilson
----------------------------------  -------------------------------
Witness                             Sally Wilson


                                    AMERICAN BINGO & GAMING CORP.

/s/Daniel J. Fritze                 /s/Andre M. Hilliou
----------------------------------  -------------------------------
Witness                             Andre Hilliou
                                    President


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                         TERMINATION OF VOTING AGREEMENT

     This Termination of Voting Agreement (this "Agreement") is made as of this ___ day of ________________, 1998, by and between Michael W. Mims, L. Gregory Wilson, George M. Harrison, Jr., Thomas M. Harrison, and William W. Harrison (the "Shareholders"), all of whom are shareholders of American Bingo & Gaming Corp., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the Shareholders entered into a Voting Agreement dated as of December 18, 1997 (the "Voting Agreement") related to their agreement to support the nomination of certain persons to the Board of Directors of the Company; and

     WHEREAS,  the  Shareholders  now  desire to terminate the Voting Agreement;

     NOW, THEREFORE, for and in consideration of the agreements made herein, the Shareholders hereby agreed as follows:

     1.     The  Shareholders  hereby  mutually  consent to terminate the Voting
Agreement,  effective  as  of  the  date  of  this  Agreement.

     2.     This  Agreement  may  be  executed  in  multiple  counterparts.

     3. This Agreement shall be for the benefit of and be binding upon the parties hereto and their successors, assigns and personal representatives.

     IN  WITNESS  WHEREOF,  the  Shareholders  have  hereunto  set  their hands.


                                   ____________________________________
                                   Michael  W.  Mims


                                   ____________________________________
                                   L.  Gregory  Wilson


                                   ____________________________________
                                   George  M.  Harrison,  Jr.


                                   ____________________________________
                                   Thomas  M.  Harrison


                                   ____________________________________
                                   William  W.  Harrison


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